UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 East Dry Creek Road, Centennial, CO 80112
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07.       Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Arrow Electronics, Inc. (the “Company”) was held on May 9, 2019. The proposals are described in the Company’s Proxy Statement in connection with the 2019 Annual Meeting of Shareholders. As of the record date, there were a total of 85,185,490 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting 75,221,032 shares of common stock were represented in person or by proxy.  Therefore, a quorum was present.

Proposal 1 — Election of directors

The number of directors is fixed at ten and the following persons were nominated to serve, and were elected, as directors of the Company. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Barry W. Perry	68,034,598	3,917,448	3,268,986
Philip K. Asherman	70,412,178	1,539,868	3,268,986
Steven H. Gunby	71,272,487	679,559	3,268,986
Gail E. Hamilton	69,802,026	2,150,020	3,268,986
Richard S. Hill	41,292,886	30,659,160	3,268,986
M.F. (Fran) Keeth	67,947,143	4,004,903	3,268,986
Andrew C. Kerin	70,357,491	1,594,555	3,268,986
Laurel J. Krzeminski	71,496,242	455,804	3,268,986
Michael J. Long	68,670,557	3,281,489	3,268,986
Stephen C. Patrick	68,704,296	3,247,750	3,268,986

Proposal 2 — The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

The shareholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 70,746,117 shares voting for, 4,420,417 shares voting against, and 54,498 shares abstaining.

Proposal 3 — Re-approval and amendment of the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan

The shareholders were asked to re-approve and amend the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan. The proposal was passed by the shareholders with 67,379,460 shares voting for, 4,463,929 shares voting against, 108,657 shares abstaining, and 3,268,986 broker non-votes.

Proposal 4 — Advisory vote on executive compensation

The shareholders were asked to approve, on an advisory basis, the compensation paid to the Company’s executive officers, as described in the Company’s Proxy.  The proposal was passed by the shareholders with 65,239,570 shares in favor, 6,592,347 shares against, 120,129 shares abstaining, and 3,268,986 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 9, 2019	By:	/s/ Martin Hillery
Name: Martin Hillery
Title: Vice President